SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 5, 2017 (October 2, 2017)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant's Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02      DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective October 1, 2017, John Sperzel III, CEO and President of Chembio Diagnostics, Inc. ("Chembio") returned to work following a medical leave of absence.  Sharon Klugewicz, who had served as acting Chief Executive Officer during Mr. Sperzel's medical leave of absence, will continue in her position as Chembio's President, Americas Region.

ITEM 8.01.    OTHER EVENTS.

On September 28, 2017, the Company issued a press release entitled "Chembio Announces Return of President and CEO John Sperzel".  A copy of the press release is included herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

99.1	Press Release entitled "Chembio Announces Return of President and CEO John Sperzel" dated October 2, 2017.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

October 5, 2017                                                                              Chembio Diagnostics, Inc.

By:    /s/ Richard J. Larkin
Richard J. Larkin
Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press Release entitled "Chembio Announces Return of President and CEO John Sperzel" dated October 2, 2017.